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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 15, 2000




                               INTEG INCORPORATED
             (Exact name of registrant as specified in its charter)


        Minnesota                    0-28420                41-1670176
----------------------------   -----------------------  ------------------
(State or other jurisdiction  (Commission file number)     (IRS employer
 of incorporation)                                      identification No.)





                   2800 Patton Road, St. Paul, Minnesota 55113
         ------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 639-8816
                                                          -----------------


                                 Not Applicable
                             --------------------
          (Former name or former address, if changed since last report)


                               Page 1 of 4 Pages
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Item 5. Other Events.

     On February 15, 2000, Integ Incorporated, a Minnesota corporation ("Integ") entered into a Stock Purchase Agreement (the "Purchase Agreement") with Amira Medical, a Delaware corporation ("Amira") pursuant to which Amira agreed to purchase shares of Series B Preferred Stock, par value $.01 per share ("Series B Preferred Stock") of Integ from time to time up to a total amount of $5,600,000.

     Pursuant to the terms of the Purchase Agreement, on or before April 1, 2000, Integ agreed to establish an account (the "Company Account") at Silicon Valley Bank. Amira agreed to authorize Integ to make withdrawals from one of Amira's accounts ("Purchaser Account") at Silicon Valley Bank to fund the Company Account in accordance with the provisions of Section 2.1 of the Purchase Agreement. Amira agreed to maintain funds in the Purchaser Account in amounts sufficient to allow Integ to make withdrawals from the Purchaser Account to the Company Account, and to pay amounts presented to the Company Account for payment of expenses as incurred in accordance with the provisions of Section 2.1 of the Purchase Agreement. Integ will not be entitled to make withdrawals from the Purchasers Account until Integ's cash balance has first declined to $1,500,000. After the first date that Integ's cash balance has declined to $1,500,000, Integ shall be entitled to make withdrawals at such times to pay amounts presented to the Company Account for payment of expenses as incurred in accordance with Integ 2000 Budget, signed by both Integ and Amira for identification, such that in no event shall Integ be required to decrease its cash balance to less than $1,500,000 in order to pay expenses incurred in accordance with the Integ 2000 Budget. The maximum cumulative amount which Integ may withdraw from the Purchaser Account is $5,600,000.

     The Purchase Agreement also provides that within five (5) business days after the end of each calendar month in which Integ makes a withdrawal in accordance with Section 2.1 of the Purchase Agreement, Integ shall deliver to Amira a number of Preferred Shares (rounded down to the nearest whole share) equal to (a) the amount of the cash withdrawn from the Purchaser Account, divided by (b) the price per share of the Preferred Shares (as determined pursuant to the formula set forth in the next sentence). The price per share of the Preferred Shares shall be equal to the last sale price of the Integ's common stock, par value $.01 per share ("Common Stock") on the Nasdaq National Market on the date of such withdrawal from the Purchaser Account by Integ.

     The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the text of the Purchase Agreement, a copy of which is filed as Exhibit 4.1 hereto and which is incorporated herein by reference.

         The terms of the Series B Preferred are contained in a Certificate of Designations for Series B Preferred Stock of Integ (the Certificate") which Integ filed with the Secretary of State of the State of Minnesota on February 16, 2000. The Certificate authorizes 3,000,000 shares of Series B Preferred. The ICertificate also provides that the shares of Series B Preferred shall not be entitled to voting rights, except as otherwise required by law and shall not be entitled to a liquidation preference. The shares of Series B Preferred are subject to redemption at the option of Integ in the event that Amira is in material breach of its obligations set forth in Section 2.1 of the Purchase Agreement as provided in Section 11.1 of the Purchase Agreement.

                               Page 2 of 4 Pages
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     The Certificate provides that the Series B Preferred shall be subject to mandatory redemption at a redemption price equal to the total price paid for the Series B Preferred Stock plus a 10% premium in the event that (a) Integ enters into an agreement with any person, entity or group (other than Amira or its affiliates, agents and representatives relating to an Acquisition (as defined in the Certificate) and Integ is not in breach of the April 2, 1999 Option Agreement between Integ and Amira or (b) Integ fails to exercise its option (the "Option") to merger with and into a newly formed, wholly owned subsidiary of Amira pursuant to the terms of the Option Agreement on or before expiration of the Option as set forth in the Option Agreement, or (c) Integ exercises the Option and the shareholders of Integ do not approve the Merger at a shareholders' meeting called for the purpose of approving the Merger in accordance with the terms of the Option Agreement (including any adjournments of such meeting which do not exceed one year in length).

     The Certificate also provides that each share Series B Preferred shall automatically be converted into one share of Common Stock of Integ concurrently with the exercise of the Option by Integ; provided, however that if Integ is then subject to Rule 4310 of the National Association of Securities Dealers, or any similar or successor rule, then in no event shall the aggregate number of shares of Common Stock into which shares of Series B Preferred be converted into exceed 1,935,996 shares of Common Stock.

     The foregoing summary of the Certificate is qualified in its entirety by reference to the text of the Certificate, a copy of which is filed as Exhibit
3.1 hereto and which is incorporated herein by reference.

     In connection with the execution of the Stock Purchase Agreement, on February 15, 2000, the Company executed Amendment No. 1 (the "Rights Amendment") to Rights Agreement, dated November 26, 1996 between Integ and Norwest Bank Minnesota, National Association (the "Rights Agreement"). The Rights Amendment amended Section 1(a) to provide that Amira shall not be deemed to be an Acquiring Person (as defined in the Rights Agreement) by virtue of (i) the acquisition of Series B Preferred pursuant to the Purchase Agreement or (ii) the conversion of shares of Series B Preferred into shares of common stock, par value $.01 of Integ pursuant to the terms of the Purchase Agreement and the Certificate. The Rights Amendment also amended Section 3(a) of the Rights Agreement to provide that a Distribution Date (as defined in the Rights Agreement) will not be deemed to have occurred as a result of the announcement or occurrence of (i) the execution of the Purchase Agreement, (ii) the acquisition by Amira of shares of Series B Preferred pursuant to the Purchase Agreement or (iii) the conversion of shares of Series B Preferred held by Amira into shares of Common Stock in accordance with the Purchase Agreement and the Certificate.

     The foregoing summary of the Rights Amendment is qualified in its entirety by reference to the text of the Rights Amendment, a copy of which is filed as
Exhibit 4.2 hereto and which is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (a) - (b)   Not applicable.

                               Page 3 of 4 Pages
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   (c)   Exhibits

   Exhibit No.    Description
   -----------    -----------
        3.1       Certificate of Designations for Series B Preferred Stock of
                  Integ Incorporated

        4.1 Series B Preferred Stock Purchase Agreement, dated February 15, 2000, by and between Amira Medical. and Integ Incorporated

        4.2 Amendment No. 1 to Rights Agreement, dated February 15, 2000, by and between Integ Incorporated and Norwest Bank Minnesota, National Association

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2000

                                       INTEG INCORPORATED


                                       By: /s/ Susan L. Critzer
                                           -------------------------------------
                                       Susan L. Critzer
                                       President



                               Page 4 of 4 Pages
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                                INDEX TO EXHIBITS




     Exhibit
     Number                          Item
     --------                        ----
      3.1 Certificate of Designations for Series B Preferred Stock of Integ Incorporated

      4.1 Series B Preferred Stock Purchase Agreement, dated February 15, 2000, by and between Amira Medical and Integ Incorporated

      4.2 Amendment No. 1 to Rights Agreement, dated February 15, 2000, by and between Integ Incorporated and Norwest Bank Minnesota, National Association